UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21885

ENCOMPASS FUNDS
(Exact name of registrant as specified in charter)

1700 California Street, Suite 335, San Francisco, CA  94109
(Address of principal executive offices)                          (Zip code)

Malcolm H. Gissen Encompass Funds 1700 California Street, Suite 335 San Francisco, CA 94109 (Name and address of agent for service)

Registrant's telephone number, including area code: (415) 749-6565

Date of fiscal year end: May 31

Date of reporting period: May 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

                                             TICKER SYMBOL: ENCPX

ANNUAL REPORT May 31, 2010

ENCOMPASS FUND ANNUAL LETTER
~July 2010~

We are pleased to provide this Annual Report for the Fund’s fiscal year, from June 1, 2009 to May 31, 2010. During this period the Fund had a total return of 43.93%, while the benchmark we use for the Fund, the Wilshire 5000 Index, had a total return of 22.89% . Encompass Fund ranked 1st in Morningstar’s World Stock Fund category for the one-year period ended May 31, 2010 (of 765 funds).

The calendar year 2009 was a very noteworthy year for the Encompass Fund. The Fund’s 137.3% total return ranked it 1st among the 722 funds in Morningstar’s World Stock Fund category, and 5th among all 16,000 mutual funds tracked by Morningstar. For the three-year period ending December 31, 2009, the Fund ranked in the top 2% of Morningstar’s World Stock Funds.

These outstanding returns have brought the Encompass Fund to the attention of the media. The Fund was featured in the Wall Street Journal’s June, 2010 mutual fund issue (June 7, 2010). Investment Advisor magazine, a leading trade publication, had a story about the Fund and its managers in the June, 2010 issue. You can go to the Fund’s website (www.encompassfund.com) to access these stories and others about the Fund.

The general markets bottomed in March, 2009, and have generally risen since then. The Fund has continued to focus on companies involved with the discovery, exploration and production of various commodities, such as gold, silver, copper, uranium, coal, natural gas and oil; and, to a lesser extent, healthcare companies. It is in these areas that the Fund had its best returns over the past year and the main factor contributing to the Fund’s out performance during the period.

We continue to be cautiously optimistic, as government debt in the U.S. and Europe, continued high unemployment, and credit problems and delinquent loans weigh heavily on the market. We expect that corporate earnings will continue to be relatively good, but corporations are wary about investing money or employing additional people. Until that changes, we do not expect the equities markets to rise appreciably. There is some growth in the United States, and Asia continues to expand and grow. This should provide the background for the markets to continue to improve. This also underlies our view that companies involved with commodities will continue to do well.

As always, we appreciate your support and confidence.

Malcolm H. Gissen Portfolio Manager	Marshall G. Berol Portfolio Manager

2010 Annual Report 1

Encompass Fund

PERFORMANCE INFORMATION

May 31, 2010 NAV $9.73

TOTAL RATE OF RETURN (%) FOR PERIODS ENDED MAY 31, 2010.

		Since
	1 Year(A)	Inception(A)
Encompass Fund	43.93%	0.03%
Dow Jones Wilshire 5000 Index(B)	22.89%	-1.31%

(A)Since Inception and 1 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Encompass Fund was June 30, 2006.

(B)The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The composition of the Dow Jones Wilshire 5000 Index is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-595-3166.

2010 Annual Report 2

Encompass Fund

                                                               *Net Cash represents cash equivalents and other assets less liabilities.

____________________________________________________________________________________________________________

Availability of Quarterly Schedule of Investments

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines

     Brick Asset Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.encompassfunds.com or is also available without charge, upon request, by calling our toll free number (1-888-463-3957). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-888-463-3957). This information is also available on the Securities and Exchange Commission's website at http: //www.sec.gov.

2010 Annual Report 3

Expense Example (Unaudited)

     Shareholders of this Fund incur ongoing costs consisting of management fees and service fees. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on December 1, 2009 and held through May 31, 2010.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period." The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2009
	December 1, 2009	May 31, 2010	to May 31, 2010

Actual	$1,000.00	$1,162.49	$7.82

Hypothetical	$1,000.00	$1,017.70	$7.29
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half year period).

2010 Annual Report 4

Encompass Fund

		Schedule of Investments
		May 31, 2010
Shares/Principal Amount		Market Value	% of Net Assets
COMMON STOCKS
Agricultural Chemicals
125,000	MagIndustries Corp. * (Canada)	$ 42,875
300	Potash Corp. of Saskatchewan, Inc. (Canada) +	29,757
		72,632	0.85%
Coal Mining & Processing
30,515	L & L Energy, Inc. *	281,348
2,000	Peabody Energy Corp.	77,920
25,000	SouthGobi Energy Resources * (Canada)	301,225
35,000	Western Coal Corp. * (Canada)	174,685
		835,178	9.83%
Copper Mining & Processing
2,000	Freeport-McMoRan Copper & Gold Inc. +	140,100
110,000	Global Hunter Corp. * (Canada)	4,180
		144,280	1.70%
Drug Delivery Systems
51,000	Delcath Systems Inc. * +	792,540	9.33%
Drybulk Shipping
7,500	Baltic Trading Limited * (Marshall Islands)	93,675	1.10%
Financial Services & Products
3,000	Bank of America Corporation +	47,220	0.56%
Generic Drugs
4,500	3SBio Inc. * ** (China)	55,845
3,500	Teva Pharmaceutical Industries Ltd. ** (Israel)	191,870
		247,715	2.92%
Gold Exploration & Mining
32,500	Aura Minerals Inc. * (Canada)	131,235
335,000	Avion Gold Corp. * (Canada)	191,285
500,000	Boxxer Gold Corp. * (Restricted) (Canada)	66,500
337,000	Caza Gold Corp. * (Canada)	77,510
40,000	Claude Resources Inc. * (Canada)	45,200
150,000	Corex Gold Corp. * (Canada)	101,400
25,900	Exeter Resource Corp. * (Canada) +	195,286
25,900	Extorre Gold Mines Limited * (Canada)	67,832
20,000	Fronteer Development Group Inc. * (Canada)	113,000
10,000	NovaGold Resources Inc. * (Canada)	71,700
10,000	Osisko Mining Corp. * (Canada)	100,580
4,000	Seabridge Gold Inc. * (Canada)	138,440
		1,299,968	15.32%
Home Building
4,000	DR Horton Inc.	48,760	0.57%
Industrial Metals & Minerals
62,500	Avalon Rare Metals Inc. * (Canada)	137,500
790,000	Aztec Metals Corp. * (Canada)	31,600
375,000	Goldbrook Ventures * (Canada)	85,875
20,000	Thompson Creek Metals Company Inc. *	197,000
		451,975	5.32%
Oil & Gas Exploration & Production
20,000	Bellatrix Exploration Ltd. * (Canada)	59,240
400,000	Continental Energy Corp. * (Canada)	54,400
15,100	GeoPetro Resources Company *	7,854
20,000	Gran Tierra Energy, Inc. * (Canada)	105,600
30,400	Magnum Hunter Resources Corp. *	147,440
55,000	NiMin Energy Corp. * (Canada)	62,865
800,000	Petrodorado Energy Ltd. * (Canada)	270,400
4,000	Petrohawk Energy Corporation *	76,920
		784,719	9.24%

*Non-Income producing securities during the period.
**ADR - American Depository Receipt.
+ Portion or all of the security is pledged as collateral for call and put options written.
See Note 2 for information on Restricted Securities.
The accompanying notes are an integral part of these
financial statements.

2010 Annual Report 5

Encompass Fund

		Schedule of Investments
		May 31, 2010
Shares/Principal Amount		Market Value	% of Net Assets
COMMON STOCKS
Oil & Gas Income Trusts
6,700	Daylight Resources Trust (Canada)	$ 63,496	0.75%
Printing & Publishing
20,000	Yellow Pages Inc. Fund (Canada)	119,240	1.40%
Real Estate Development
250,000	Leisure Canada Inc. * (Canada)	39,250	0.46%
Services - Computer Processing & Data Preparation
17,300	Zix Corp. *	40,655	0.48%
Silver Mining and Processing
55,000	Endeavour Silver Corp. * (Canada)	196,350
600,000	Oremex Resources Inc. * (Canada)	51,600
115,000	Paramount Gold and Silver Corp. * (Canada)	178,250
7,000	Silver Wheaton Corp. * (Canada)	132,230
		558,430	6.57%
Uranium Mining & Exploration
15,500	Paladin Energy Ltd * (Canada)	49,398
173,200	Uranium Energy Corp. * +	445,124
		494,522	5.82%
Utilities & Power Producers
5,000	Calpine Corporation *	68,500
4,000	NorthWestern Corp.	105,360
		173,860	2.05%
Wholesale Foods
20,000	G. Willi Food-International Ltd. * (Israel)	117,600	1.38%
Wholesale - Petroleum Distribution
2,525	Aegean Marine Petroleum Network Inc. (Greece)	58,176	0.68%
Total for Common Stock (Cost - $4,667,888)		6,483,891	76.33%
CORPORATE BONDS
156,000	Claude Resources, 12.0%, 5/23/2013	149,328
100,000	Compton Petroleum, 7.625%, 12/1/2013	78,000
Total for Corporate Bonds (Cost - $223,937)		227,328	2.68%
REAL ESTATE INVESTMENT TRUSTS
20,000	Ashford Hospitality Trust Inc. *	159,000
Total for Real Estate Investment Trusts (Cost - $157,772)		159,000	1.87%
WARRANTS
17,500	Avion Gold Corp. * (expires 5-8-2011) (a)	-
150,000	Avion Gold Corp. * (expires 7-12-2010) (b)	71,400
245,000	Aztec Metals Corp. * (expires 1-28-2011) (c)	-
250,000	Boxxer Gold Corp. (Restricted) * (expires 9-23-2011) (d)	7,500
70,000	Caza Gold Corp. * (expires 4-2-2012) (e)	-
100,000	Corex Gold Corp. * (expires 3-23-2011) (f)	1,000
555,000	Dacha Capital Inc. * (g)	244,783
11,000	Endeavour Silver Corp. * (expires 10-26-2011) (h)	-
50,000	Estrella Overseas Ltd. * (i)	50,000

*Non-Income producing securities during the period.
+ Portion or all of the security is pledged as collateral for call and put options written.
(a) Avion Gold Corp. warrants expire May 8, 2011, with an exercise price of $0.65 Canadian.
(b) Avion Gold Corp. warrants expire July 12, 2010, with an exercise price of $0.10 Canadian.
(c) Aztec Metals Corp. Subscription Receipt warrants expire January 28, 2011 with an exercise price of $.075 Canadian.
(d) Boxxer Gold Corp. warrants are exercisable until September 23, 2011 at an exercise price of $0.12 Canadian, then exercisable until March 23, 2011 at an exercise price of $0.15 Canadian.
(e) Caza Gold Corp. warrants expire April 2, 2012, with an exercise price of $0.30 Canadian.
(f) Corex Gold Corp. warrants expire September 23, 2011, with an exercise price of $0.70 Canadian.
(g) Each Dacha Capital Inc. Special Warrant is convertible into 1 share of common stock, upon the occurrence of certain events.
(h) Endeavour Silver Corp. warrants expire October 26, 2011, with an exercise price of $3.60 Canadian.
(i) Each Estrella Overseas Ltd. Special Warrant is convertible into one Unit (comprised of 1 share of Estrella Overseas Ltd. com-
mon stock and 1/2 warrant), upon the occurrence of certain events.

See Note 2 for information on Restricted Securities. The accompanying notes are an integral part of these financial statements.

2010 Annual Report 6

Encompass Fund

		Schedule of Investments
		May 31, 2010
Shares/Principal Amount		Market Value	% of Net Assets
WARRANTS
125,000	Leisure Inc. Canada * (expires 12-31-2010) (j)	-
55,000	NiMin Energy Corp. * (expires 9-12-2011) (k)	-
200,000	Oremex Resources Inc. * (expires 7-7-2011) (l)	-
100,000	Oremex Resources Inc. * (expires 12-22-2011) (m)	-
300,000	Petrodorado Energy Ltd. * (expires 12-3-2012) (n)	1,500
375	Uranium Energy Corp. * (expires 6-11-2010) (o)	-
5,000	Uranium Energy Corp. * (expires 7-7-2010) (p)	-
10,000	Uranium Energy Corp. * (expires 6-26-2011) (q)	-
Total for Warrants (Cost - $294,783)		376,183	4.43%
Money Market Funds
1,199,458	Fidelity Institutional Money Market Portfolio 0.26% ***	1,199,458
250,000	Huntington Bank Conservative Deposit Account 0.51% ***	250,000
Total for Money Market Funds (Cost - $1,449,458)		1,449,458	17.05%
	Total Investments	8,695,860	102.36%
	(Cost - $6,793,838)
	Liabilities in Excess of Other Assets	(200,796)	-2.36%
	Net Assets	$ 8,495,064	100.00%

*Non-Income producing securities during the period.
*** Variable rate security; the rate shown was the rate at May 31, 2010.
(j) Leisure Canada, Inc. warrants expire December 31, 2010, with an exercise price of $0.25 Canadian.
(k) NiMin Energy Corp. warrants expire September 12, 2011, with an exercise price of $1.55 Canadian.
(l) Oremex Resources Inc. warrants expire July 7, 2011, with an exercise price of $0.15 Canadian.
(m) Oremex Resources Inc. warrants expire December 22, 2011, with an exercise price of $0.17 Canadian.
(n) Petrodorado Energy Ltd. warrants expire December 3, 2012 with an exercise price of $0.35 Canadian.
(o) Uranium Energy Corp. warrants expire June 11, 2010, with an exercise price of $4.25.
(p) Uranium Energy Corp. warrants expire July 7, 2010, with an exercise price of $3.10.
(q) Uranium Energy Corp. warrants expire June 26, 2011, with an exercise price of $3.10.

See Note 2 for information on Restricted Securities. The accompanying notes are an integral part of these financial statements.

2010 Annual Report 7

Encompass Fund

	Schedule of Written Options
		May 31, 2010
Underlying Security	Shares Subject	Market Value
Expiration Date/Exercise Price	to Put

Bank of America Corporation *	3,000	7,890
August 2010 Puts @ 18.00
Freeport-McMoRan Copper & Gold Inc. *	500	1,550
June 2010 Puts @ 70.00
Potash Corp. of Saskatchewan, Inc. * (Canada)	700	4,725
June 2010 Puts @ 105.00
Uranium Energy Corp. *	4,800	12,720
August 2010 Puts @ 5.00
Total (Premiums Received $24,645)		$ 26,885

Underlying Security	Shares Subject	Market Value
Expiration Date/Exercise Price	to Call

Delcath Systems Inc. *
June 2010 Calls @ 10.00	10,000	58,000
June 2010 Calls @ 14.00	10,000	25,500
June 2010 Calls @ 16.00	5,000	7,250
June 2010 Calls @ 17.50	5,000	5,000
December 2010 Calls @ 14.00	10,000	45,000
		140,750
Exeter Resource Corp. *
August 2010 Calls @ 7.50	7,500	21,000
August 2010 Calls @ 10.00	7,500	7,500
		28,500
Total (Premiums Received $124,150)		$ 169,250

*Non-Income producing securities during the period. The accompanying notes are an integral part of these financial statements.

2010 Annual Report 8

Encompass Fund

Statement of Assets and Liabilities
May 31, 2010

Assets:
Investment Securities at Market Value	$ 8,695,860
(Identified Cost - $6,793,838)
Receivables:
Receivables for Fund Shares Sold	2,000
Dividends and Interest	7,853
Securities Sold	68,052
Total Assets	8,773,765
Liabilities
Service Fees Payable	3,308
Management Fees Payable	7,352
Due to Brokers	21,652
Securities Purchased	50,254
Covered Call Options Written (Premiums Received $124,150)	169,250
Put Options Written (Premiums Received $24,645)	26,885
Total Liabilities	278,701

Net Assets	$ 8,495,064
Net Assets Consist of:
Paid In Capital	$ 7,603,421
Realized Loss on Investments - Net	(963,042)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	1,854,685
Net Assets, for 872,912 Shares Outstanding	$ 8,495,064
(Unlimited number of shares authorized without par value)
Net Asset Value Per Share ($8,495,064/872,912 shares)	$ 9.73
Redemption Price (9.73 x 0.98) (Note 2)	$ 9.54

Statement of Operations
For the fiscal year ended May 31, 2010

Investment Income:
Dividends (a)	$ 17,414
Interest	31,300
Total Investment Income	48,714
Expenses:
Service Fees (Note 3)	28,026
Management Fees (Note 3)	62,280
Total Expenses	90,306

Net Investment Loss	(41,592)

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(20,875)
Realized Gain on Option Transactions	2,808
Net Increase in Unrealized Appreciation on Investments	1,945,827
Net Decrease in Unrealized Depreciation on Options	(13,707)
Net Realized and Unrealized Gain (Loss) on Investments	1,914,053

Net Increase in Net Assets Resulting from Operations	$ 1,872,461

(a) Net of foreign taxes withheld $2,310. The accompanying notes are an integral part of these financial statements.

2010 Annual Report 9

Encompass Fund

Statements of Changes in Net Assets
	6/1/2009	6/1/2008
	to	to
	5/31/2010	5/31/2009
Increase (Decrease) in Net Assets from Operations:
Net Investment Income (Loss)	$ (41,592)	$ 12,848
Net Realized Loss on Investments	(20,875)	(925,016)
Realized Gain (Loss) on Option Transactions	2,808	(4,311)
Capital Gain Distributions from Portfolio Companies	-	5,245
Unrealized Appreciation (Depreciation) on Investments	1,945,827	158,146
Unrealized Depreciation on Options	(13,707)	-
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,872,461	(753,088)
Distributions to Shareholders from:
Net Investment Income	-	(21,275)
Total Distributions Paid to Shareholders	-	(21,275)
Capital Share Transactions:
Proceeds From Sale of Shares	5,694,649	1,238,631
Proceeds From Redemption Fees (Note 2)	8,767	-
Shares Issued on Reinvestment of Dividends	-	21,275
Cost of Shares Redeemed	(2,539,290)	(78,038)
Net Increase from Shareholder Activity	3,164,126	1,181,868
Total Increase	5,036,587	407,505
Net Assets at Beginning of Period	3,458,477	3,050,972
Net Assets at End of Period (Including undistributed net investment	$ 8,495,064	$ 3,458,477
income of $0 and $1,903, respectively.)

Share Transactions:
Issued	644,035	197,687
Reinvested	0	5,526
Redeemed	(282,800)	(16,541)
Net increase in shares	361,235	186,672
Shares outstanding beginning of period	511,677	325,005
Shares outstanding end of period	872,912	511,677

Financial Highlights
Selected data for a share of capital stock outstanding	6/1/2009	6/1/2008	6/1/2007	6/30/2006*
throughout the period:	to	to	to	to
	5/31/2010	5/31/2009	5/31/2008	5/31/2007
Net Asset Value -
Beginning of Period	$ 6.76	$ 9.39	$ 11.22	$ 10.00
Net Investment Income (Loss) ***	(0.06)	0.04	0.10	0.10
Net Gains or Losses on Securities
(realized and unrealized)	3.02	(2.61)	(1.84)	1.15
Total from Investment Operations	2.96	(2.57)	(1.74)	1.25
Less Distributions from:
Net Investment Income	0.00	(0.06)	(0.07)	(0.03)
Return of Capital	0.00	0.00	(0.02)	0.00
Total Distributions	0.00	(0.06)	(0.09)	(0.03)
Net Asset Value -
End of Period	$ 9.72	$ 6.76	$ 9.39	$ 11.22
Total Return ****	43.93%	(26.81)%	(15.61)%	12.59%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	8,495	3,458	3,051	1,922
Ratio of Expenses to Average Net Assets	1.45%	1.45%	1.45%	1.45%	**
Ratio of Net Income (Loss) to Average Net Assets	(0.67)%	0.67%	1.01%	1.15%	**
Portfolio Turnover Rate	21.50%	37.56%	32.52%	11.26%

* Commencement of investment operations.
** Annualized
*** Calculated using the average shares method.
**** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders, and for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 10

NOTES TO FINANCIAL STATEMENTS ENCOMPASS FUND MAY 31, 2010

1.) ORGANIZATION
Encompass Fund (the "Fund") is a non-diversified series of the Encompass Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as an Ohio business trust on March 26, 2006, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on June 30, 2006. The Fund’s investment adviser is Brick Asset Management, Inc. (the “Adviser”). The Fund's investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
CODIFICATION: As specified in Financial Accounting Standards Board (FASB) Statement No. 168, the FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, effective September 15, 2009 the Financial Accounting Standards Board (FASB) Accounting Standards Codification (FASC) became the authoritative source of generally accepted accounting principles (GAAP) recognized by the FASB. As of this effective date, all accounting and reporting standards under GAAP are superseded.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification. GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Funds have implemented the Codification as of May 31, 2010.

All investments in securities are recorded at their estimated fair value, as described in note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund imposed the redemption fee. During the fiscal year ended May 31, 2010 proceeds from redemption fees were $8,767.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage com-

2010 Annual Report 11

Notes to the Financial Statements - continued

missions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 6 for additional disclosure on options transactions.

RESTRICTED SECURITIES: The Fund held the following Restricted Securities at May 31, 2010, the sale of which are restricted. The investments have been valued by the Adviser pursuant to the Fund’s Good Faith Pricing Guidelines at the following unit prices, after considering various pertinent factors, including the discount to the trading price of the common stock at which the Units were purchased; the restrictions on the sale of the Units; and the market price of the stock relative to the exercise price of the warrant. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized and the difference could be material.

Restricted Security	Units	Fair Value per Unit	Fair Value
Boxxer Gold Corp.	500,000	0.133	$ 66,500
Boxxer Gold Corp. - Warrants	250,000	0.030	7,500
			$ 74,000

The restricted securities represented 0.85% of the Fund’s total market value of its investments at May 31, 2010.

SECURITY LOANS: The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors. The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2008), or expected to be taken on the Fund’s 2009 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SUBSEQUENT EVENTS: Management has evaluated subsequent events through July 27, 2010, the date the financial statements were issued, and determined there were no material subsequent events.

RECLASSIFICATIONS: As of May 31, 2010, the Fund recorded a permanent book/tax difference of $39,689 from net investment loss to paid in capital. This reclassification has no impact on the

2010 Annual Report 12

Notes to the Financial Statements - continued

net asset value of the Fund and is designed generally to present undistributed income and realized gains/(losses) on a tax basis, which is considered to be more informative to shareholders.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. As required by the fair value topic of the FASB Accounting Standards Codification, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The topic also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The following tables summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of May 31, 2010:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 6,417,391	$ 66,500	$0	$ 6,483,891
Corporate Bonds	227,328	0	0	227,328
Real Estate Investment Trusts	159,000	0	0	159,000
Warrants	368,683	7,500	0	376,183
Money Market Funds	1,449,458	0	0	1,449,458
Total	$ 8,621,860	$ 74,000	$0	$ 8,695,860

Valuation Inputs of Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$ 196,135	$0	$0	$ 196,135
Total	$ 196,135	$0	$0	$ 196,135

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the fiscal year ended May 31, 2010.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs, real estate investment trusts, warrants and convertible bonds). Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are not readily available are valued at their last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees and are generally categorized in level 2 of the fair value hierarchy.

Money market securities. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, an option position, is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the option position. When a bid price is used for valuation or when the security is not actively traded, those securities are valued at their last bid price and are generally categorized in level 2 of the fair value hierarchy.

2010 Annual Report 13

Notes to the Financial Statements - continued

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

4.) MANAGEMENT AND SERVICES AGREEMENTS
Under the terms of the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Adviser (the "Services Agreement"), the Adviser renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or non-recurring expenses, Rule 12b-1 expenses (of which none were authorized as of May 31, 2010) and indirect expenses (such as fees and expenses of other funds in which the Fund may invest). For its services the Adviser receives a services fee equal to 0.45% of the average daily net assets of the Fund.

For the fiscal year ended May 31, 2010, the Adviser earned management fees totaling $62,280, of which $7,352 was still due to the Adviser at May 31, 2010. For the same period the Adviser earned services fees of $28,026, of which $3,308 was still due to the Adviser at May 31, 2010.
Trustees who are not interested persons of the Fund were paid a total of $4,200 in Trustees’ fees by the Fund's Adviser for the fiscal year ended May 31, 2010.

5.) INVESTMENT TRANSACTIONS
For the fiscal year ended May 31, 2010, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $3,962,766 and $942,046 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

6.) PUT & CALL OPTIONS
As of May 31, 2010, Fund portfolio securities valued at $898,714 were held by the Fund as collateral for options written by the Fund.

Transactions in written options during the fiscal year ended May 31, 2010 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at May 31, 2009	238	$42,567
Options written	1,575	$293,495
Options exercised	(383)	($49,312)
Options expired	(223)	($45,242)
Options terminated in closing purchase transactions	(567)	($92,713)
Options outstanding at May 31, 2010	640	$148,795

2010 Annual Report 14

Notes to the Financial Statements - continued

The Fund adopted SFAS 161, “Disclosures about Derivative Instruments and Hedging Activities”, effective June 1, 2009.

The location on the statement of assets and liabilities of the Fund's derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Liability
Derivatives
Call options written	($196,135)

Realized and unrealized gains and losses on derivatives contracts entered into during the fiscal year ended May 31, 2010 by the Fund are recorded in the following locations in the Statement of Operations:

		Realized		Unrealized
	Location	Gain/(Loss)	Location	Gain/(Loss)
Call Options	Realized Gain		Change In Unrealized
Written	(Loss) on Options	$2,808	Appreciation/(Depreciation)	($13,707)
	Written		on Options Written

The selling of written call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities. Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default. 7.) TAX MATTERS

There were no distributions paid during the fiscal year ended May 31, 2010. The tax character of distributions was as follows: Distributions paid from:

	Year ended	Year ended
	May 31, 2010	May 31, 2009
Ordinary Income:	$ 0	$ 21,275
Short-term Capital Gain:	0	0
Long-term Capital Gain:	0	0
Return of Capital:	0	0
	$ 0	$ 21,275

As of May 31, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Undistributed ordinary income	$ -0 -

Capital loss carryforwards expire as follows: 2017	$ 563,525
2018	293,659
$857,184

Post-October capital loss deferrals from 11/1/09 through 5/31/2010*	($109,345)

Gross unrealized appreciation on investment securities	$2,287,415
Gross unrealized depreciation on investment securities	(432,730)
Net unrealized appreciation on investment securities	$1,854,685

Cost of investment securities including short term investments	$6,793,838

*These deferrals are considered incurred in the subsequent year.
+ The capital loss carryforwards will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

8.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares. Paid in capital at May 31, 2010 was $7,603,421 representing 872,912 shares outstanding.

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2010, Charles Schwab & Co. Inc. held for the benefit of others, in aggregate, approximately 70.13% of the Fund and therefore may be deemed to control the Fund.

2010 Annual Report 15

ADDITIONAL INFORMATION

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On May 13, 2010 the Board of Trustees considered the renewal of the Management Agreement. In reviewing the Management Agreement, the Board of Trustees received materials from the Adviser addressing the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the performance of the Fund, the materials provided to the Trustees included information regarding the Fund's performance compared to a group of funds of similar size, style and objective that were categorized by Morningstar as World Stock funds (the "Peer Group"). The Trustees also received performance information for the Dow Jones Wilshire 5000 Index. The performance data was presented for various periods through March 31, 2010. The Trustees noted that the Fund outperformed the Peer Group for the 12 month period, year-to-date period ended March 31, 2010, the calendar year 2009 and the 3 Year annualized return. The Fund was up 91.93% for the 12 month period ended March 31, 2010 compared to a return of 52.84% for the Peer Group and 52.12% return for the Dow Jones Wilshire 5000 Index. During calendar year 2009 the Fund outperformed the Dow Jones Wilshire 5000 Index and the Peer Group, having generated a 137.31% total return compared to 28.30% for the Index and 35.13% for the Peer Group. For the three year period ended March 31, 2010 the Fund outperformed both the Peer Group and the Dow Jones Wilshire 5000 Index. The Trustees also noted that the Fund slightly underperformed the Dow Jones Wilshire 5000 Index for the period from the Fund's inception through March 31, 2010, having generated a 0.08% total return compared to 0.27% for the Index.

As to the nature, extent and quality of the services provided by the Adviser, the Trustees analyzed the Adviser's experience and capabilities. The Adviser reviewed and discussed with the Board the Adviser's Form ADV and Code of Ethics certifications. The Adviser summarized the information provided to the Board and discussed the Adviser's investment management experience. Furthermore, the Adviser discussed the its’ financial condition and discussed the firm's ability to meet its obligations under the Management Agreement. The Board concluded that the nature and extent of the services provided by the Adviser were consistent with their expectations, including the quality of services provided by the portfolio managers. The Trustees also concluded that the Adviser has the resources to provide quality advisory services to the Fund.

As to the costs of the services to be provided, the Board reviewed the fees under the Management Agreement compared to the Peer Group. The Fund's expense ratio of 1.45% was lower than its Peer Group's average expense ratio of 1.86% . The Trustees then reviewed the management fee ratio of the Fund compared its Peer Group and noted that the management fee ratio of 1.00% was above the category average of 0.79%, but within the range of the Peer Group. The Trustees also noted that the Fund has no front-end load, deferred-load, or 12b-1 expense. The category averages for front-end loads, deferred-loads and 12b-1 expenses were 0.67%, 1.57% and 0.55% respectively. The Adviser indicated that it would consider adding breakpoints in the future as the Fund grows. The Trustees recognized the expense ratio was below the average for the Peer Group and that the management fee was above the Peer Group; however, they also recognized that the Adviser was not making a profit from its services to the Fund, and that the Adviser is committed to reducing fees as economies of scale are realized. The Trustees concluded that the advisory fee was reasonable.

Next, the independent Trustees met in executive session to discuss the continuation of the Management Agreement. The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, the Trustees reported that after further consideration, they were satisfied with the performance of the Fund. They concluded that the nature and extent of services provided by the Adviser was consistent with the Board's expectations. The Trustees also concluded that the Adviser has sufficient resources and had provided quality advisory services to the Fund. The Board agreed that that the fees in the Management Agreement were reasonable and that the Adviser is not making a profit from its relationship with the Fund. The Trustees noted that the Adviser indicated that it will consider adding breakpoints in the future as the Fund grows. It was the consensus of the Trustees, including the Independent Trustees, that the renewal of the Management Agreement would be in the best interests of the Fund.

2010 Annual Report 16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Encompass Fund, a Series of the Encompass Funds

We have audited the accompanying statement of assets and liabilities of the Encompass Fund, a Series of the Encompass Funds (the "Fund"), including the schedule of investments, as of May 31, 2010 and the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended and financial highlights for the three years in the period then ended and the period June 30, 2006 (commencement of investment operations) through May 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of May 31, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Encompass Fund, a Series of the Encompass Funds as of May 31, 2010, the results of its operations and changes in its net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania July 27, 2010

2010 Annual Report 17

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified. The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge upon request, by calling 1-888-463-3957. The Trustees and Executive Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Other
Name,	Position	Length of	Principal	Number of	Directorships
Address(1),	with the	Time Served	Occupation(s)	Portfolios	Held By
and Age	Trust		During	Overseen By	Trustee or
			Past 5 Years	Trustee	Officer

Malcolm H. Gissen(2), 66	President,	Since 2006	President, Malcolm H. Gissen &	1	None
	Treasurer		Associates, Inc. (1985-Present).
	and Trustee		President, Brick Asset
Management, Inc. (2006-Present).

Marshall G. Berol, 73	Secretary	Since 2006	Principal, BL/SH Financial (1990-	N/A	N/A
	and Chief		present), Chief Investment
	Compliance		Officer, Malcom H. Gissen &
	Officer		Associates, Inc. (2000-Present),
Secretary, Brick Asset
Management, Inc. (2006-Present).

Independent Trustees

			Principal	Number of	Other
Name,	Position	Length of	Occupation(s)	Portfolios	Directorships
Address(1),	with the	Time Served	During	Overseen By	Held By
and Age	Trust		Past 5 Years	Trustee	Trustee or
Officer

Sol Coffino, 66	Independent	Since 2006	Senior Vice President, Taxes &	1	None
	Trustee		Acquisition Services, Fremont
Group (1997-Present).

John F. Runkel, 55	Independent	Since 2006	General Counsel, Affymetrix, Inc.	1	None
	Trustee		(2008-Present). General Counsel,
Intuitive Surgical, Inc. (2006-2008).

William P. Twomey, 67	Independent	Since 2006	Retired (2006-Present). Chief	1	None
	Trustee		Financial Officer, Morrison &
Foerster, LLP (1994-2006).

(1)The address of each trustee and officer is c/o Encompass Funds 1700 California Street, Suite 335 San Francisco, CA 94109.
(2)Malcolm H. Gissen is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by
virtue of his affiliation with the Adviser.

2010 Annual Report 18

Board of Trustees
Sol Coffino
Malcolm H. Gissen
John F. Runkel
William P. Twomey

Investment Adviser
Brick Asset Management, Inc.

Counsel
Thompson Hine LLP

Custodian
Huntington National Bank

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Sanville & Company

This report is provided for the general information of the shareholders of the Encompass

Fund. This report is not intended for distribution to prospective investors in the Fund,

unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 5/31/10	FYE 5/31/09
Audit Fees	$11,000	$11,000
Audit-Related Fees	$0	$0
Tax Fees	$2,000	$2,000
All Other Fees	$0	$0

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 5/31/10	FYE 5/31/09
Registrant	$2,000	$2,000
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENCOMPASS FUNDS

By: /s/ Malcolm H. Gissen Malcolm H. Gissen President

Date: 8/5/10

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Malcolm H. Gissen Malcolm H. Gissen President

Date: 8/5/10

By: /s/ Malcolm H. Gissen Malcolm H. Gissen Chief Financial Officer

Date: 8/5/10